UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrants ☒
Filed by a party other than the Registrant
Check the appropriate box:
?	Preliminary Information Statement
?	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
TARGET PORTFOLIO TRUST TARGET ASSET ALLOCATION FUNDS
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Information Statement. if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
?	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

?	Fee paid previously with preliminary materials.
?

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.prudentialfunds.com/info

TARGET PORTFOLIO TRUST

TARGET ASSET ALLOCATION FUNDS

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

August 30, 2012

To the Shareholders:
On June 6, 2012, at regular meetings of the Boards of Trustees of the Target Portfolio Trust ("TPT") and the Target Asset Allocation Funds (“TAAF”), the Trustees approved new subadvisory agreements for the following portfolio of TPT and each of the following TAAF funds:

Target Portfolio Trust (“TPT”):

Large Capitalization Value Portfolio (“Large Cap Value Portfolio” or “LCV”)

Target Asset Allocation Funds (“TAAF”):
Target Conservative Allocation Fund (“Conservative Allocation Fund”)
Target Moderate Allocation Fund (“Moderate Allocation Fund”)
Target Growth Allocation Fund (“Growth Allocation Fund”)

For ease of reference, the Large Cap Value Portfolio, Conservative Allocation Fund, Moderate Allocation Fund, and Growth Allocation Fund are hereinafter referred to collectively, as the “Funds.”

Prudential Investments LLC (“PI” or the “Manager”), as the investment manager of both TPT and TAAF, has entered into new subadvisory agreements with Epoch Investment Partners, Inc. (“Epoch”). Epoch has replaced Eaton Vance Management (“Eaton Vance”) as a subadviser for the Funds.

This information statement describes the circumstances surrounding the Trustees’ approval of each new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Funds’ investment manager. This information statement does not require any action by you. It is provided to inform you about the change in subadvisers.

By order of the Boards,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.prudentialfunds.com/info

TARGET PORTFOLIO TRUST

TARGET ASSET ALLOCATION FUNDS

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

August 30, 2012

This information statement is being furnished in lieu of a proxy statement to shareholders investing in the following portfolios or funds:

The Target Portfolio Trust (“TPT”):

Large Capitalization Value Portfolio (“Large Cap Value Portfolio” or “LCV”)

Target Asset Allocation Funds (“TAAF”):

Target Conservative Allocation Fund (“Conservative Allocation Fund”)
Target Moderate Allocation Fund (“Moderate Allocation Fund”)
Target Growth Allocation Fund (“Growth Allocation Fund”)

For ease of reference, the Large Cap Value Portfolio, Conservative Allocation Fund, Moderate Allocation Fund, and Growth Allocation Fund are hereinafter referred to collectively, as the “Funds.”
The Large Cap Value Portfolio is a series of TPT. TPT is a management investment company registered under the Investment Company Act of 1940 (“1940 Act”). TPT is organized as a Delaware statutory trust. The Conservative Allocation Fund, Moderate Allocation Fund, and Growth Allocation Fund are each series of TAAF. TAAF is a management investment company registered under the 1940 Act. TAAF is also organized as a Delaware statutory trust.
This information statement is issued pursuant to the terms of an order (the “Manager of Managers Order”) issued by the Securities and Exchange Commission (“SEC”). The Manager of Managers Order permits Prudential Investments LLC (“PI” or the “Manager”), as the Funds' manager, to hire new subadvisers that are not affiliated with the Manager and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees, without obtaining shareholder approval.1

For ease of reference, the Trustees of TPT and TAAF are collectively referred to hereinafter as the "Board" or "Trustees." The principal executive offices of both TPT and TAAF are located at 100 Mulberry Street, Newark, NJ 07102.
This information statement relates to the approval by the Board of new subadvisory agreements (the "Subadvisory Agreements"), as described below:
At meetings of the Board of TPT and TAAF held on June 6, 2012, the Board unanimously approved a new subadvisory agreement between PI and Epoch Investment Partners, Inc. (“Epoch”) on behalf of each of the Funds denoted below:

Large Cap Value Portfolio

Conservative Allocation Fund
Moderate Allocation Fund
Growth Allocation Fund

1 See Notice of Application (Release No. IC – 22139)(Aug. 13, 1996) and Order (Release No. IC – 22215)(Sept. 11, 1996).

Including Epoch, the following investment advisory firms also serve as subadvisers to a portion of each Fund’s assets, as set out below:

Fund	Subadviser
Large Cap Value Portfolio	Hotchkis and Wiley Capital Management LLC
NFJ Investment Group, LP
Epoch Investment Partners, Inc.
Conservative Allocation Fund	Marsico Capital Management LLC
Massachusetts Financial Services Company
Hotchkis and Wiley Capital Management LLC
Epoch Investment Partners, Inc.
NFJ Investment Group, LP
Eagle Asset Management
EARNEST Partners
Vaughan Nelson Investment Management, LP
Pacific Investment Management Company
Moderate Allocation Fund	Marsico Capital Management LLC
Massachusetts Financial Services Company
Hotchkis and Wiley Capital Management LLC
Epoch Investment Partners, Inc.
NFJ Investment Group, LP
Eagle Asset Management
EARNEST Partners
Vaughan Nelson Investment Management, LP
LSV Asset Management
Thornburg Investment Management, Inc.
Pacific Investment Management Company
Growth Allocation Fund	Marsico Capital Management LLC
Massachusetts Financial Services Company
Hotchkis and Wiley Capital Management LLC
Epoch Investment Partners, Inc.
NFJ Investment Group, LP
Eagle Asset Management
EARNEST Partners
Vaughan Nelson Investment Management, LP
LSV Asset Management
Thornburg Investment Management, Inc.

With the exception of Epoch, the subadvisory agreements with each of the above listed subadvisers with respect to the applicable Fund were each approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the 1940 Act (“the Independent Trustees”), on June 6, 2012. The Subadvisory Agreements for Epoch were also approved on June 6, 2012.
The Funds will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Funds. This information statement will be mailed on or about September 7, 2012.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports
The Funds' annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Funds receive contrary instructions from one or more of the shareholders. A copy of each Fund's most recent annual and semi-annual reports may be obtained without charge by writing the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 (or Prudential Mutual Funds Services LLC, P.O. Box 02940, Providence, RI 02940) or by calling (800) 225-1852 (toll free).
Shareholder Information
Information on the share ownership of each Fund is set forth in Exhibit A.

NEW SUBADVISORY AGREEMENTS
At meetings of the Board held on June 6, 2012, the Trustees, including the Independent Trustees, unanimously approved the recommendations by PI to appoint Epoch as a subadviser with respect to the Funds. The new Subadvisory Agreements between PI and Epoch are attached as Exhibits B and C, respectively.

Epoch is located at: 640 Fifth Avenue, New York, NY 10019. Information on the management of Epoch and other funds managed by Epoch is set forth in Exhibit D.

Board Consideration of the Subadvisory Agreements

Approval of the Subadvisory Agreements

The Boards consist of ten (10) individuals, eight (8) of whom are Independent Trustees. The Boards are responsible for the oversight of the Funds and their operations, and performs the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Trustee. The Boards have established two standing committees in connection with the governance of each Fund: the Audit Committee and the Nominating and Governance Committee. Each Committee is chaired by an Independent Trustee.

At meetings of the Boards held on June 6, 2012, the Trustees, including the Independent Trustees, unanimously approved the recommendations by PI to appoint Epoch as a subadviser with respect to the Funds. In approving the Subadvisory Agreements, the Board, including the Independent Trustees advised by their independent legal counsel, K&L Gates LLP, considered the factors they deemed relevant, including the nature, quality and extent of services to be provided to the Funds by Epoch; any relevant comparable performance information; the fees proposed to be paid by the Manager to Epoch under the Subadvisory Agreements; and the potential for economies of scale that may be shared with the Funds and their shareholders. In connection with its deliberations, the Trustees reviewed performance, compliance and organization materials regarding Epoch and received presentations from PI, as well as from representatives of Epoch. The Board also received materials relating to the Subadvisory Agreements and had the opportunity to ask questions and request further information.

The Trustees determined that the overall arrangements between the Manager and Epoch, pursuant to the terms of the Subadvisory Agreements, are appropriate in light of the services to be performed and the fees to be charged under the Subadvisory Agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Boards received and considered information regarding the nature and extent of services to be provided to each of their Funds by Epoch under the Subadvisory Agreements, namely, that Epoch would provide day-to-day fund management services to a portion of the Funds and comply with all Fund policies and applicable rules and regulations. The Boards also noted that the nature and extent of the services to be provided to each of their Funds under the Subadvisory Agreements were generally similar to those provided by the other current subadvisers to the Funds under their respective subadvisory agreements.
With respect to the quality of services, the Boards considered, among other things, the background and experience of Epoch’s fund management team. In connection with the recent annual review of advisory and subadvisory agreements, the Boards had reviewed the qualifications, backgrounds and responsibilities of the fund managers who would be responsible for the day-to-day management of each Fund, and the Boards were provided with information pertaining to Epoch’s organizational structure, senior management, investment operations, and other relevant information pertaining to Epoch. The Boards noted that they received a favorable compliance report from the Funds' Chief Compliance Officer ("CCO") as to Epoch.
The Boards concluded that there was a reasonable basis on which to conclude that the services to be provided by Epoch under the Subadvisory Agreements should be comparable to the services that were provided by Eaton Vance to the Funds. The Boards concluded that they were satisfied with the nature, extent and quality of the investment subadvisory services to be provided by Epoch and that there was a reasonable basis on which to conclude that the Funds would benefit from the subadvisory services to be provided by Epoch under the Subadvisory Agreements.

Performance of the Portfolio

The Boards received and considered information regarding the performance of other investment companies managed by Epoch utilizing an investment style and strategy similar to that proposed for the Funds. The Boards concluded that they were satisfied with the performance record of Epoch in the proposal strategy.

Investment Subadvisory Fee Rates

The Boards considered that the proposed subadvisory fee rates payable by PI to Epoch under the Subadvisory Agreements were higher than the fee rate applicable to Eaton Vance. The Boards also considered, among other things, the fee rates payable to Epoch by other funds with an investment objective similar to that of the Funds. The Board noted that PI, not the Funds, pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of management fees paid by the Funds.
The Board considered the proposed subadvisory fees of 0.275% of each Fund’s first $1 billion of average daily net assets and 0.20% of each Fund’s average daily assets in excess of $1 billion to be paid by the Manager to Epoch. The Board noted that the proposed fee for Epoch is based on combined assets in the retail funds’ portfolio that are subadvised by Epoch, managed by the Manager and have substantially the same investment strategy. The Boards concluded that the proposed subadvisory fee rate payable to Epoch under the new Subadvisory Agreements was reasonable.

Profitability

In connection with their annual review of subadvisory agreements, the Boards considered the profitability of PI and subadvisers affiliated with PI. The Boards concluded that the level of profitability of a subadviser not affiliated with PI, such as Epoch, may not be as significant as PI's profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee. Nonetheless, because the engagement of Epoch is new, there is no historical profitability with regard to its arrangements with the Funds. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

In connection with their annual review of advisory agreements, the Boards considered the potential for Epoch to experience economies of scale as the amount of assets of the Funds managed by Epoch increased in size. The Board further considered that the proposed subadvisory fee rate for Epoch would include breakpoints in the fee rate paid by the Manager to Epoch, and that the subadvisory breakpoints would reduce that fee rate if the amount of assets of the Funds managed by Epoch increased in size. The Boards noted that there was no proposed change in advisory agreements’ fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Boards considered potential "fall-out" or ancillary benefits anticipated to be received by Epoch and its affiliates as a result of their relationship with the Funds. The Boards concluded that any potential benefits to be derived by Epoch included their ability to use soft dollar credits, brokerage commissions received by affiliates of Epoch, potential access to additional research resources, larger assets under management and benefits to their respective reputations, which were consistent with those generally derived by subadvisers to mutual funds.
After full consideration of these factors, the Boards concluded that the approval of the Subadvisory Agreements was in the best interest of the Funds and their shareholders.

Terms of the Subadvisory Agreements
Under each Subadvisory Agreement, Epoch is compensated by the Manager (and not the Fund) for the portion of assets it manages at the following annual rates:

Prior Subadvisory Arrangement with Eaton Vance and Current Subadvisory Arrangement with Epoch

Fund	Prior Subadvisory Arrangement	Prior Subadvisory Fee	New Subadvisory Arrangement	New Subadvisory Fee
Large Cap Value Portfolio	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.[1]	Epoch	0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily assets over $1 billion.[2]
Conservative Allocation Fund	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.[1]	Epoch	0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily assets over $1 billion.[2]
Moderate Allocation Fund	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.[1]	Epoch	0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily assets over $1 billion.[2]
Growth Allocation Fund	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.[1]	Epoch	0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily assets over $1 billion.[2]

1 Combined assets are assets in the retail and insurance funds portfolios that are: (a) subadvised by Eaton Vance; (b) managed by Prudential Investments LLC or AST Investment Services, Inc.; and (c) have substantially the same investment strategy (i.e. TPT LCV; TAAF Conservative Allocation Fund; TAAF Moderate Allocation Fund; and TAAF Growth Allocation Fund).

2 Combined assets are assets in the retail funds portfolios that are: (a) subadvised by Epoch; (b) managed by Prudential Investments LLC; and (c) have substantially the same investment strategy (i.e. TPT LCV; TAAF Conservative Allocation Fund; TAAF Moderate Allocation Fund; and TAAF Growth Allocation Fund).

Each Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, Epoch is responsible for managing the investment operations of a portion of the assets of the applicable Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the applicable Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the 1940 Act, Epoch will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund's management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by Epoch or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Epoch will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

MANAGEMENT OF THE FUNDS

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as investment manager of TPT under Management Agreements dated November 9, 1992, as amended on April 1, 1994 and renewed thereafter as required by the 1940 Act. PI also serves as investment manager of TAAF under a Management Agreement dated November 12, 1998, as amended and restated on May 25, 2004, and which has also been renewed thereafter as required under the 1940 Act. As of April 30, 2012, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $175.9 billion.

The Management Agreements were last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined by the 1940 Act) on June 6, 2012.

Terms of the Management Agreement

Pursuant to the Management Agreements with TPT and TAAF, PI, subject to the supervision of the respective Fund’s Board and in conformity with the stated policies of the Funds, manages both the investment operations of each Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by each Fund's custodian (the "Custodian") and Prudential Mutual Funds Services LLC ("PMFS") as the transfer and dividend disbursing agent and The Bank of New York Mellon Corporation (“BNY Mellon”) on as the sub-transfer agent for each Fund.

The management services of PI to each Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.
PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund's total return. These voluntary waivers may be terminated at any time without notice.
In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

•  the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of Independent Trustees;
•  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and
•  the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PI and such investment subadviser.

Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses:

•  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;
•  the fees and expenses of Independent Trustees;
•  the fees and certain expenses of the custodian, the transfer and dividend disbursing agent, and the sub-transfer agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;
•  the charges and expenses of the Fund's legal counsel and independent auditors;
•  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;
•  all taxes and corporate fees payable by the Fund to governmental agencies;
•  the fees of any trade associations of which the Fund may be a member;
•  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
•  the cost of fidelity, directors and officers and errors and omissions insurance;
•  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;
•  allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings;
•  costs of preparing, printing and mailing reports and notices to shareholders; and
•  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreements provide that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act); upon not more than 60 days nor less than 30 days written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under each Management Agreements are computed daily and paid monthly. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund’s total return. These voluntary waivers may be terminated at any time without notice.

The table below sets forth the applicable fee rate and the management fees received by PI from the indicated Funds for the most recently completed fiscal year for each Fund:.

Fund	Management fee, as a percentage of average daily net assets (paid monthly)	Amount
Large Cap Value Portfolio	0.60%	$1,248,166
Conservative Allocation Fund	0.75% first $500 million; 0.70% next $500 million; 0.65% over $1 billion	$954,172
Moderate Allocation Fund	0.75% first $500 million; 0.70% next $500 million; 0.65% over $1 billion	$2,269,065
Growth Allocation Fund	0.75% first $500 million; 0.70% next $500 million; 0.65% over $1 billion	$1,422,474

 Information About PI

PI is a wholly owned subsidiary of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07012-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

Directors and Officers of PI

The principal occupations of the directors and principal executive officers of PI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Kurt J. Byerly	Chief Financial Officer, Controller, Executive Vice President and Treasurer

Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Treasurer and Vice President (since December 2011) of Prudential Investments Wealth Management Solutions of Canada Ltd.; Assistant Treasurer and Vice President (since January 2010) of Prudential Investment Management Services LLC; Chief Financial Officer, Controller, and Treasurer (since March 2008) of Prudential Mutual Fund Services LLC; Controller and Executive Vice President (since March 2008) of PIFM Holdco, LLC. Formerly, Director — Finance for Prudential Investments (2006-2008).

Christopher S. Cooper	Executive Vice President

Executive Vice President (since September 2008) of Prudential Investments LLC; President and Chief Executive Officer of Prudential International Investments Cayman (since December 2009); Chief Executive Officer of Prudential Mexico, LLC (since December 2008); Chairman, President and Chief Executive Officer (since October 2008) of Prudential International Investments, LLC; President and Chief Executive Officer (since October 2008) of Prudential International Investments, Corporation; Chairman (since October 2008) of Prudential International Investments Advisers, LLC; Vice President of Prudential Investment Management, Inc. (since September 2008); President of PGLH of Delaware, Inc. (since October 2007); Managing Director of Prudential International Investments Seoul (2007-2008); President and Chief Executive Officer of Prudential Investment & Securities Co., Ltd (2004-2007).

Theodore J. Lockwood	Executive Vice President

Executive Vice President (since August 2006) of Prudential Investments LLC; Vice President of Quantitative Management Associates (Since July 2004). Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).

Raymond A. O’Hara	Chief Legal Officer, Executive Vice President and Secretary

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Kevin B. Osborn	Executive Vice President

Executive Vice President (since October 2002) of Prudential Investments, LLC; Executive Vice President (since December 2011) of Prudential Wealth Management Solutions of Canada Ltd; Executive Vice President and Manager of PIFM Holdco, LLC (since April 2006); Vice President (since June 1999) of Prudential Investment Management Services LLC

Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer

President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

Valerie M. Simpson	Chief Compliance Officer and Vice President

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; Vice President (since April 2006) of Prudential Investments LLC; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Set forth below is a list of the officers of the Fund who are also officers or directors of PI*.

Name	Position with the Fund	Position with PI
Judy A. Rice	Vice President	Chairman
Raymond O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary
Deborah A. Docs	Secretary	Assistant Secretary and Vice President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President
Grace C. Torres	Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President

*Excludes Mr. Parker, Mr. Benjamin, Mr. O’Hara and Ms. Simpson who are all principal officers of PI and serve as President, Vice President, Chief Legal Officer and Chief Compliance Officer of the Fund, respectively.

Custodian

BNY Mellon, One Wall Street, New York, New York 10286, serves as Custodian for the Funds’ portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Funds. Sub-custodians provide custodial services for any foreign assets held outside the United States..

Transfer Agent

PMFS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Funds. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Funds and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Funds’ Board has appointed BNY Mellon Asset Servicing (U.S.) Inc. (“BNYAS”) as sub-transfer agent to the Funds. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.

For the most recently completed fiscal year, the Funds incurred the following approximate amount of fees for services provided by PMFS:

Fund	Amount
Large Cap Value Portfolio	$144,000
Conservative Allocation Fund	$77,765
Moderate Allocation Fund	$218,165
Growth Allocation Fund	$161,958

Brokerage
For the most recently completed fiscal year, the Funds paid commissions to affiliated broker-dealers as follows:

Fund	Affiliated Brokerage Commissions
Large Cap Value Portfolio	None
Conservative Allocation Fund	None
Moderate Allocation Fund	None
Growth Allocation Fund	None

Information about Other Subadvisers and Subadvisory Agreements
Epoch co-subadvises the Funds along with other subadvisers. The Board approved the subadvisory agreements with Epoch (replacing Eaton Vance), and the other funds, at a meeting held June 6, 2012, without shareholder approval pursuant to the Manager of Managers Order.
 The subadvisory agreements with each of the other subadvisers provides for compensation as shown in the table below. Information is also included in the table below regarding fees paid to Eaton Vance for fiscal year 2011 under the prior subadvisory arrangements with them.

Fund	Subadviser	Fee Rate	Aggregate Fees Paid for Fiscal Year
Large Cap Value Portfolio	Hotchkis and Wiley Capital Management LLC	0.30%	$158,342
	NFJ Investment Group LP	0.40% first $50 million; 0.38% next $50 million; 0.34% next $50 million; 0.30% next $200 million; 0.28% over $350 million	$187,815
	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.	$221,966
Conservative Allocation Fund	Marsico Capital Management LLC	0.40% of aggregate assets up to $1.5 billion; 0.35% of aggregate assets over $1.5 billion	$50,924
	Hotchkis and Wiley Capital Management LLC	0.30%	$17,106
	Massachusetts Financial Services Company	0.375% on assets up to and including $250 million; 0.325% on next $250 milliion; 0.300% on next $250 million; 0.275% on next $250 million; 0.25% on next $500 million; 0.225% over $1.5 billion	$34,597
	NFJ Investment Group, LP	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$19,562
	Eagle Asset Management	0.50% on assets up to and including $50 million; 0.45% on assets over $50 million	$9,504
	EARNEST Partners	0.40%	$2,221
	Vaughan Nelson Investment Management LP	0.40% on first $250 million; 0.35% over $250 million	$8,896
	Pacific Investment Management Company	0.25% on assets up to and including $1 billion; 0.225% on assets over $1 billion	$166,244
	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.	$25,268
Moderate Allocation Fund	Marsico Capital Management LLC	0.40% of aggregate assets up to $1.5 billion; 0.35% of aggregate assets over $1.5 billion	$157,529
	Massachusetts Financial Services Company	0.375% on assets up to and including $250 million; 0.325% on next $250 milliion; 0.300% on next $250 million; 0.275% on next $250 million; 0.25% on next $500 million; 0.225% over $1.5 billion	$106,771
	Hotchkis and Wiley Capital Management LLC	0.30%	$53,799
	NFJ Investment Group, LP	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$61,786
	Eagle Asset Management	0.50% on assets up to and including $50 million; 0.45% on assets over $50 million	$31,750
	EARNEST Partners	0.40%	$12,723
	Vaughan Nelson Investment Management LP	0.40% on first $250 million; 0.35% over $250 million	$12,734
	Pacific Investment Management Company	0.25% on assets up to and including $1 billion; 0.225% on assets over $1 billion	$221,952
	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.	$79,640
	LSV Asset Management	0.45% on first $150 million; 0.425% on next $150 million; 0.40% on next $150 million; 0.375% on next $300 million; 0.35% on amounts exceeding $750 million	$79,944
	Thornburg Investment Management Inc.	0.35% to $100 million; 0.30% over $100 million	$53,717
Growth Allocation Fund	Marsico Capital Management LLC	0.40% of aggregate assets up to $1.5 billion; 0.35% of aggregate assets over $1.5 billion	$146,437
	Massachusetts Financial Services Company	0.375% on assets up to and including $250 million; 0.325% on next $250 milliion; 0.300% on next $250 million; 0.275% on next $250 million; 0.25% on next $500 million; 0.225% over $1.5 billion	$98,968
	Hotchkis and Wiley Capital Management LLC	0.30%	$54,005
	NFJ Investment Group, LP	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$61,649
	Eagle Asset Management	0.50% on assets up to and including $50 million; 0.45% on assets over $50 million	$29,981
	EARNEST Partners	0.40%	$12,126
	Vaughan Nelson Investment Management LP	0.40% on first $250 million; 0.35% over $250 million	$12,129
	LSV Asset Management	0.45% on first $150 million; 0.425% on next $150 million; 0.40% on next $150 million; 0.375% on next $300 million; 0.35% on amounts exceeding $750 million	$63,974
	Thornburg Investment Management Inc.	0.35% to $100 million; 0.30% over $100 million	$42,920
	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.	$79,840

Notes to Subadvisory Fee Table

For purposes of the fee calculation, assets managed by the same subadviser in the same “sleeve” or segment in each of the Funds will be aggregated. In addition, the asset aggregation arrangements set forth below are applicable as noted:

Eagle Asset Management. For purposes of the fee calculation, the assets managed by Eagle are aggregated with the funds managed or co-managed by PI for which Eagle serves as subadviser that are managed pursuant to substantially the same investment strategy.

Marsico Capital Management, LLC: For purposes of the fee calculation, the assets managed by Marisco in the following funds will be aggregated: the AST Marsico Capital Growth Portfolio of the Advanced Series Trust and, (ii) the portion of Target Conservative Allocation Fund of Target Asset Allocation Funds that is sub-advised by Marsico, (iii) the portion of Target Moderate Allocation Fund of Target Asset Allocation Funds that is sub-advised by Marsico, (iv) the portion of Target Growth Allocation Fund of Target Asset Allocation Funds that is sub-advised by Marsico, (v) the portion of the Large Capitalization Growth Portfolio of The Target Portfolio Trust that is sub-advised by Marsico, (vi) the portion of the Global Portfolio of The Prudential Series Fund that is sub-advised by Marsico, (vii) the portion of the AST Advanced Strategies Portfolio of the Advanced Series Trust that is sub-advised by Marsico and (viii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico, Prudential Investments LLC, and AST Investment Services, Inc., as applicable, mutually agree in writing.

Shareholder Proposals

TPT and TAAF, as Delaware statutory trusts, are not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or each Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of a Fund must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs
Secretary

Dated: August 30 2012

Exhibit A

SHAREHOLDER INFORMATION

As of August 21, 2012, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.
As of August 21, 2012, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Fund were as follows:

 Large Cap Value Portfolio

Name of Beneficial Owner	Address	Share Class	Shares Owned (%)
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	7,148,747 / 93.85%
PIMS/Prudential Retirement As Nominee For The TTEE/CUST Pl Prudential SmartSolution IRA	280 Trumbull St Hartford, CT 06103	R	11,851,278 / 100%

Conservative Allocation Fund

Name of Beneficial Owner	Address	Share Class	Shares Owned (%)
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	A	2,231,437 / 28.00%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	B	230,842 / 31.15%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	C	966,609 / 59.33%
Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	C	165,400 / 10.15%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	Z	107,719 / 31.84%
Merrill Lynch, Pierce, Fenner & Smith Inc, For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, FL 32246	Z	53,158 / 15.71%
PIMS Prudential Retirement As Nominee For The TTEE/CUST Uchicago Argonne, LLC	9700 S Cass Avenue Argonne, IL 60439	Z	37,245 / 11.01%
Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Z	35,093 / 10.37%
Clearview IRA C/FA James Baroody Jr	Pittsford, NY 14534	Z	17,887 / 5.29%
Frontier Trust Company FBO Bent Marine, Inc 401K & P/S Plan	PO Box 10758 Fargo, ND 58106	R	12,074 / 55.42%
Mid Atlantic Trust As Custodian FBO Virginia-Gilbert Family Dental PA 401K & PS Plan	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	R	8,924 / 40.96%
BNYM I S Trust Co Cust Simple IRA Jerry W Hamil DBA The Water Guy Jerry W Hamil	Margaretville, NY 12455	X	2,398 / 27.88%
UMB Bank, NA/CF Pleasant Valley SD-PA 403B FBO Charlene A Taylor	Effort, PA 18330	X	1,781 / 20.72%
UMB Bank, NA C/F Pocono Mountain SD 403BFBO Patricia E Furey	East Stroudsburg, PA 18301	X	1,193 / 13.88%
BNYM I S Trust Co Cust Simple IRA Global Imaging Inc NDFI Sim -IRA Kenneth N Kessler	Louisville, CO 80027	X	1,086 / 12.64%
UMB Bank, NA C/F Northern Lehigh SD 403BFBO Suzanne E Tobing	Northampton, PA 18067	X	783 / 9.11%
BNYM I S Trust Co Cust Simple IRA Salon Vizions By Vizza IncJohn D Vizza	Johnstown, PA 15905	X	712 / 8.29%

Moderate Allocation Fund

Name of Beneficial Owner	Address	Share Class	Shares Owned (%)
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	A	4,407,470 / 29.85%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	B	802,157 / 35.99%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	C	2,673,168 / 59.29%
Merrill Lynch, Pierce, Fenner & SmithFor The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	C	358,577 / 7.95%
Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	C	260,078 / 5.77%
Frontier Trust Company FBO Bent Marine, Inc 401(K) & P/S Plan	P.O. Box 10758 Fargo, ND 58106	R	27,591 / 99.17%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	Z	187,949 / 60.99%
Merrill Lynch, Pierce, Fenner & SmithFor The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	Z	28,105 / 9.12%
Councel Trust DBA MID AtlanticTrust Company FBO Beehive Botanicals 401K Plan	1251 Waterfront Pl Pittsburgh, PA 15222	Z	23,476 / 7.62%
PIMS/Prudential Retirement As Nominee For The TTEE Uchicago Argonne, LLC	9700 Cass Avenue Argonne, IL 60439	Z	17,462 / 5.67%
Prudential Trust Company C/F The Rollover IRA Of David S Sitner	East Hampton, CT 06424	X	14,340 / 44.55%
Prudential Trust Company C/F The Roth IRA Of Randi F Cornaglia	S Glastonbury, CT 06073	X	1,873 / 5.82%

A-2

Growth Allocation Fund

Name of Beneficial Owner	Address	Share Class	Shares Owned (%)
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	A	2,929,319 / 32.18%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	B	530,471 / 30.84%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	C	1,827,070 / 54.70%
Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	C	206,411 / 6.18%
Prudential Investment Mgmt, Inc Prudential Investments Fund Management LLC	100 Mulberrry Street, Fl 14 Newark, NJ 07102	R	215 / 100.00%
BNYM I S Trust Co Cust Simple IRA Rusdal Construction Jill M Rusdal	PO Box 2356 GIG Harbor, WA 98335	X	1,654 / 10.29%
BNYM I S Trust Co Cust Simple IRA Rusdal Construction George F Rusdal	PO Box 2356 GIG Harbor, WA 98335	X	1,654 / 10.29%
BNYM I S Trust Co Cust Simple IRA JSC Donuts INC DBA Dunkin Donuts Rosa M Carvalho	Hollis, NH 03049	X	1,380 / 8.58%
UMA Bank, NA C/F Parkland School District 403B Ryan J Nunamaker	Macungie, PA 18062	X	1,086 / 6.76%
UMB Bank, NA C/F Nazareth Area SD 403BFBO Rex W Lutz	Easton, PA 18040	X	1,082 / 6.74%
Prudential Trust Company C/F The 403B Plan Of Sandra Y Yamamoto	Thornton, CO 80241	X	867 / 5.40%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	Z	120,280 / 68.43%
Counsel Trust DBA MID Atlantic Trust Company FBO Beehive Botanicals 401-K Plan	1251 WaterFront Pl Pittsburgh, PA 15222	Z	14,490 / 8.25%
PIMS/Prudential Retirement As Nominee For The TTEE Uchicago Argonne, LLC	9700 S Cass Ave Argonne, IL 60439	Z	11,347 / 6.46%

A-3

Exhibit B

The Target Portfolio Trust

Large Capitalization Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 12th day of July 2012 between Prudential Investments LLC (“PI” or the “Manager”), a New York limited liability company, and Epoch Investment Partners, Inc. (the “Subadviser” or “Epoch”), a Delaware corporation.

WHEREAS, the Manager has entered into a Management Agreement, dated December 23, 2004, (the “Management Agreement”) with The Target Portfolio Trust, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Large Capitalization Value Portfolio (referred to hereafter as the “Fund”), which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a)      Subject to the supervision of the Manager and the Board of Trustees of the Trust (the “Board”), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may affect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager in writing and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available with prior written notice its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.
(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix)      The Subadviser shall provide annually to the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b)

The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s written request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or

(c)	their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the written request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund’ s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c)     The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction. The Subadviser shall be responsible for the preparation and filing of Form 13F on behalf of the Fund, unless otherwise directed by the Manager.

(d)

The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request in writing.

(e)

The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(f)

Upon reasonable request from the Manager in writing, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)

The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(h)	The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)

The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.

(j)	The Subadviser is not responsible for making any securities class action filings on behalf of the Trust or the Fund.

2.

The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.

The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian”). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4.

For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5.

(a)      The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b)      The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.
(c)      The Manager expressly acknowledges that the Subadviser is a Delaware Corporation and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the trustees, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

6.

Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7.

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

8.     Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Company at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 640 Fifth Avenue, 18th Floor, New York, NY 10019 Attention: David A. Barnett, with a copy to Lauren Babij at the same address.
9.     Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.     During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11.      The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time. ,.  The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12.      In performance of its duties and obligations under this Agreement, the Manager shall use best efforts to not share sales data for the Fund with the Subadviser

13.      The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.
14.     This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.
15.     This Agreement shall be governed by the laws of the State of New York.
16.     The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.
17.     This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.
18.     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY: /s/ Scott Benjamin

Name: Scott Benjamin

Title: EVP, Prudential Investments

EPOCH INVESTMENT PARTNERS, INC.

BY: /s/ Timothy T. Tausig

Print Name: Timothy T. Tausig

Title: President & COO

Schedule A

LARGE CAPITALIZATION VALUE PORTFOLIO

As compensation for services provided by Epoch Investment Partners, Inc. (Epoch), Prudential Investments LLC (PI) will pay Epoch a fee equal, on an annualized basis, to the following:

Fund Name	Fee on Combined Average Daily Net Assets*
Large Capitalization Value Portfolio	0.275% of combined assets up to $1 billion; 0.20% of combined average daily net assets over $1 billion.

*Combined assets are assets in all portfolios subadvised by Epoch that are managed by Prudential Investments LLC that have substantially the same investment strategy (i.e., domestic large cap value). Such portfolios are the Large Capitalization Value Portfolio of The Target Portfolio Trust; Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds.

Dated as of July 12, 2012

Exhibit C

Target ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund

Target Moderate Allocation Fund
Target Growth Allocation Fund

SUBADVISORY AGREEMENT

Agreement made as of this 12th day of July, 2012 between Prudential Investments LLC (“PI” or the “Manager”), a New York limited liability company, and Epoch Investment Partners, Inc. (the “Subadviser” or “Epoch”), a Delaware corporation.

WHEREAS, the Manager has entered into a Management Agreement, dated May 25, 2004, (the “Management Agreement”) with Target Asset Allocation Funds, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to each of the Conservative Allocation, Moderate Allocation, and Growth Allocation Funds (each of which is referred to hereafter as the Fund), each of which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a)      Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Funds and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may affect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager in writing and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available with prior written notice its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.
(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.
(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix)      The Subadviser shall provide annually to the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b)     The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the written request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c)     The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction. The Subadviser shall be responsible for the preparation and filing of Form 13F on behalf of the Fund, unless otherwise directed by the Manager.

(d)     The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request in writing.

(e)     The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(f)     Upon reasonable request from the Manager in writing, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)          The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(h)     The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)          The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.

(j)     The Subadviser is not responsible for making any securities class action filings on behalf of the Trust or the Fund.

2.

The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.

The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian”). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4.

For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5.

(a)      The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b)      The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(c)      The Manager expressly acknowledges that the Subadviser is a Delaware Corporation and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the trustees, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

6. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

8.     Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Company at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 640 Fifth Avenue, 18th Floor, New York, NY 10019 Attention: David A. Barnett, with a copy to Lauren Babij at the same address.

9.     Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.     During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11.      The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time. ,.  The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12.      In performance of its duties and obligations under this Agreement, the Manager shall use best efforts to not share sales data for the Fund with the Subadviser

13.      The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14.     This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.

15.     This Agreement shall be governed by the laws of the State of New York.

16.     The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

17.     This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

18.     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY: /s/ Scott Benjamin

Name: Scott Benjamin
Title: EVP, Prudential Investments

EPOCH INVESTMENT PARTNERS, INC.

BY: /s/ Timothy T. Tausig

Print Name: Timothy T. Tausig
Title: President & COO

Schedule A

TARGET CONSERVATIVE ALLOCATION FUND
TARGET MODERATE ALLOCATION FUND
TARGET GROWTH ALLOCATION FUND

As compensation for services provided by Epoch Investment Partners, Inc. (Epoch), Prudential Investments LLC (PI) will pay Epoch a fee equal, on an annualized basis, to the following:

Fund Names	Fee on Combined Average Daily Net Assets*
Target Conservative Allocation Fund Target Moderate Allocation Fund Target Growth Allocation Fund	0.275% of combined assets up to $1 billion; 0.20% of combined average daily net assets over $1 billion.

*Combined assets are assets in all portfolios subadvised by Epoch that are managed by Prudential Investments LLC that have substantially the same investment strategy (i.e., domestic large cap value). Such portfolios are the Large Capitalization Value Portfolio of The Target Portfolio Trust; Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds.

Dated as of July 12, 2012

Exhibit D

MANAGEMENT OF THE SUBADVISER

Epoch Investment Partners, Inc.

 Epoch is located at 640 Fifth Avenue, New York, NY 10019. Epoch is a global asset management firm that provides institutional investors with a variety of U.S. and global equity strategies. Epoch is registered with the SEC as an investment adviser and has been continuously registered with the SEC since May of 2004.

Epoch was formed in April of 2004 by Bill Priest, Tim Taussig, David Pearl, and Phil Clark. Epoch was created with the specific goal of responding to paradigm shifts in both the source of global equity investment returns and the structure of the investment management business.

Epoch’s total assets under management as of June 30, 2012 were approximately $23.2 billion.
The table below lists the name, address, and position for Epoch’s U.S. Equity team.

Name & Address*	Position
William W. Priest	Chief Executive Officer, Co-Chief Investment Officer & Portfolio Manager
David N. Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager
Janet K. Navon	Managing Director, Portfolio Manager & Director of Research
Michael A. Welhoelter	Managing Director, Portfolio Manager – Quantitative Research & Risk Management
John P. Reddan	Managing Director, Senior Research Analyst
David J. Siino	Managing Director & Senior Research Analyst
Jeffrey A. Smith	Director, Research Analyst
Chris H. Wolters	Managing Director, Senior Analyst
Mark H. Strauss	Managing Director, Head of Trading
Andrea T. Glogoff	Managing Director, U.S. Portfolio Management

 * The principal mailing address of each such person is 640 Fifth Avenue, New York, NY 10019.

COMPARABLE FUNDS FOR WHICH EPOCH SERVES AS ADVISER AND/OR SUBADVISER

The following table lists certain information regarding comparable funds to which Epoch provides investment advisory services, other than the Funds.

Fund	$ Assets (as of 5/4/2012)	Fee Paid to Epoch
AST New Discovery Asset Allocation Portfolio	$56 million	0.275% of assets up to $1 billion; and 0.20% of assets over $1 billion.

D-1